EAGLE SERIES TRUST

SUPPLEMENT DATED JUNE 30, 2011
TO THE PROSPECTUS DATED MARCH 1, 2011

Addition of Co-Portfolio Manager for Eagle Mid Cap Stock Fund

Effective July 1, 2011, Scott Renner will be added as a Co-Portfolio Manager of the fund.  Todd McCallister and Stacey Serafini Thomas will remain in their roles as Co-Portfolio Managers of the fund.

As a result, the discussion of the fund’s portfolio managers on page 20 of the prospectus should be replaced with the following:

Portfolio Managers | Todd McCallister, Ph.D., CFA®, Stacey Serafini Thomas, CFA® and Scott Renner are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio.  Dr. McCallister has served as the fund’s Portfolio Manager since its inception.  Ms. Thomas served as the fund’s Assistant Portfolio Manager from 2000 to 2005 and as its Co-Portfolio Manager since 2005.  Mr. Renner has served as the fund’s Co-Portfolio Manager since July 2011.

In addition, under the “Portfolio Managers” section of the prospectus on page 34, the “Mid Cap Stock Fund” paragraph should be replaced in its entirety with the following:

Mid Cap Stock Fund - Todd McCallister, Ph.D., CFA®, Managing Director and Senior Vice President of Eagle, Stacey Serafini Thomas, CFA®, Vice President of Eagle, and Scott Renner, Vice President of Eagle, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio.  Dr. McCallister joined Eagle in 1997 and has served as the fund’s Portfolio Manager since its inception in 1997.  Ms. Thomas joined Eagle in 1999 and, prior to her appointment as the fund’s Co-Portfolio Manager in 2005, served as the fund’s Assistant Portfolio Manager from 2000 to 2005.  Mr. Renner joined Eagle in 2007 and, prior to his appointment as the fund’s Co-Portfolio Manager in July 2011, served as Senior Research Analyst on Eagle’s Small- and Mid-Cap team.  Mr. Renner also was a Partner and Senior Analyst at Matador Capital Management from 1998-2007.

CDSC Waiver for Eagle Investment Grade Bond Fund

Effective July 1, 2011, under the section of the prospectus on page 37 entitled “Application of CDSC” the following sentence is added immediately preceding “The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:”

The distributor may waive the CDSC for Class A shares of the Investment Grade Bond Fund that are subject to a CDSC or for Class C shares of the Investment Grade Bond Fund if the financial intermediary elects, with the distributor’s approval, to waive receipt of the commission normally paid at the time of sale.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

EAGLE SERIES TRUST

SUPPLEMENT DATED JUNE 30, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2011
AS SUPPLEMENTED MAY 19, 2011

Eagle Mid Cap Stock Fund.  Effective July 1, 2011, Scott Renner will be added as a Co-Portfolio Manager of the fund.  Todd McCallister and Stacey Serafini Thomas will remain in their roles as Co-Portfolio Managers of the fund.

As a result, the section of the Statement of Additional Information beginning on page 53 entitled “C. Todd McCallister and Stacey Serafini Thomas (Mid Cap Stock)” should be replaced with the following:

C. Todd McCallister, Stacey Serafini Thomas and Scott Renner (Mid Cap Stock)

Todd McCallister, PhD, CFA®, Managing Director, Stacey Serafini Thomas, CFA®, and Scott Renner, are jointly responsible for the day-to-day management of Mid Cap Stock.  Dr. McCallister has been a portfolio manager for Mid Cap Stock since the fund’s inception.  Ms. Thomas, a Vice President with Eagle since 1999, has served as Co-Portfolio Manager of Mid Cap Stock since 2005.  Mr. Renner joined Eagle in 2007 and has served as Co-Portfolio Manager of Mid Cap Stock since July 2011.  Prior to joining Eagle, Mr. Renner was a Partner and Senior Analyst at Matador Capital Management from 1998-2007.

As of June 30, 2011, Dr. McCallister, Ms. Thomas and Mr. Renner are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	1	$9 million
Other pooled investment vehicles	0	$0
Other accounts	5,963	$3.61 billion

In 1 of the 5,963 of the above “other” accounts, the advisory fee payable to Eagle is based upon the account’s performance. The assets managed that pay a performance fee are $149 million.  Dr. McCallister’s, Ms. Thomas’ and Mr. Renner’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® and S&P 400® MidCap indices for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of June 30, 2011, Dr. McCallister owns between $100,001 and $500,000 of the fund’s shares, Ms. Thomas owns between $50,001 and $100,000 of the fund’s shares and Mr. Renner owns between $10,001 and $50,000 of the fund’s shares.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE